Goodwill - Schedule of reasonable possible changes in key assumptions considered in the calculation of the Hospital CGU's recoverable amount that would cause the carrying amount to exceed its recoverable amount (Details) - Hospital
12 Months Ended
Dec. 31, 2020
Disclosure of information for cash-generating units [line items]
Reasonably possible decrease in Perpetual Growth rate (as a percent)	1.00%
Reasonably possible increase in Pre-tax discount rate (as a percent)	1.00%
Potential impairment upon reasonably possible decrease in Perpetual Growth rate (as a percent)	3.50%
Potential impairment upon reasonably possible increase decrease in Pre-tax discount rate (as a percent)	11.70%